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                                                                   Exhibit 10.25



                            SPRINT WHOLESALE SERVICES
                         DATA AND PRIVATE LINE AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replace with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") and VALOR TELECOMMUNICATIONS ENTERPRISES, LLC ("Customer") enter into this Agreement ("Agreement). Sprint and Customer are "Parties."

Sprint and Customer agree that the terms and conditions in this Agreement, its Attachments, and any Order for Services ("Order") will govern Sprint's provision and Customer's use of Services. Customer is purchasing Services under this Agreement for resale to it customers ("End Users").

I.       TERM

         A. TERM OF AGREEMENT. This Agreement is effective as to each Party when signed by that Party. The Term of the Agreement will commence on the first day of the second month following the month in which Sprint executes the Agreement. The Term continues for the period specified in Attachment A.

         B. TERM OF SERVICES. The initial term for Service ("Initial Service Term") will be stated on the Order and will begin on the first day of the month following the date the Service is installed and available. If Customer orders a Service with a term (for example, 3 years) that extends beyond the Agreement's term, this Agreement and pricing will remain in effect for that Service until the term for that Service expires. If the term of a Service expires and there is then no Agreement between the Parties, continued use of the Service will be invoiced month-to-month at Sprint's current tariff or standard list pricing, terms and conditions in effect at the time the Service term expires.

II.      SERVICES

         A. SERVICES ARE DESCRIBED IN THE ATTACHMENTS. Customer must submit an Order to obtain Services pursuant to this Agreement. Customer may purchase, and Sprint will provide, Service under the terms and conditions in this Agreement and the Order.

         B. ACCESS. Sprint-provided access is pursuant to Sprint FCC Tariff #8. When Customer or Sprint (as Customer's agent) orders access for Services, Local Exchange Carrier (LEC) tariffs may apply. Sprint and Customer are responsible for their respective compliance with those tariffs. Sprint is not responsible for delays in provisioning Service that are caused by the LEC. Access charges for circuits of DS3 and greater will be separately priced per Special Customer Arrangement.

         C. DELIVERY. Sprint will schedule the delivery of the Service in accordance with a mutually agreed upon delivery date.

III.     MINIMUM MONTHLY COMMITMENT

         A. Minimum Monthly Commitment ("MMC") is the amount of Services that Customer commits to purchase during each month of the Term. Customer's MMC is stated in Attachment A.

         B. MMC SHORTFALL LIABILITY. If Customer fails to meet its MMC, unless caused by Sprint's material failure to perform under this Agreement, Customer will pay Sprint, in

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         addition to other applicable charges, the difference between the MMC and Customer's actual MMC Contributory Service Usage Charges for each month in which Customer does not achieve the MMC.

IV.      PRICES

         A. PRICES ARE IN THE ATTACHMENTS. Prices (except those subject to Tariff) are fixed for the Tenn. Prices stated in the Attachments apply to Services ordered and installed, or renewed, after the Effective Date and prior to the termination or expiration of the Agreement.

         B. Sprint may adjust its rates and charges or impose additional rates or surcharges on Customer in order to recover amounts it is required by governmental or quasi- governmental authorities to collect on behalf of or pay to others in support of statutory or regulatory programs.

V.       INVOICES AND PAYMENT

         A. PAYMENT OBLIGATION. Customer will pay Sprint for Services in accordance with this Agreement and any applicable Tariffs.

         B. PAYMENT PROCEDURE. Sprint will invoice Customer monthly for Services. Invoices are due and payable 30 days from invoice date. Undisputed charges that Customer fails to pay within 30 days from the date of the invoice are subject to interest from the date of the invoice at the maximum rate allowed by law, not to exceed 1 1/2% per month.

         C. TAXES. The price of Service excludes applicable taxes. Customer will pay applicable taxes, which will be stated separately on each invoice. Sprint will not bill Customer for taxes if Customer provides Sprint with certificates from appropriate taxing authorities exempting Customer from taxes.

         D. BILLING DISPUTES. If Customer, in good faith and by the due date of the disputed invoice, disputes Sprint's computation of amounts due, Customer may withhold payment of the disputed amount, but Customer must pay all charges not in dispute per the payment terms in this Agreement. An amount is not in dispute until Customer has provided Sprint with written documentation explaining the disputed amount and describing the dispute's factual and legal basis. Customer will cooperate with Sprint to resolve any dispute expeditiously. Disputed amounts are due and payable immediately once Sprint denies the dispute in writing.

         E. COLLECTION. Customer is responsible for amounts it cannot collect from End Users, including but not limited to fraudulent charges, and for billing adjustments or credits it grants End Users, including adjustments for fraudulent charges.

VI.      PAYMENT SECURITY

         Provision of Service is contingent on credit approval by Sprint. Upon Sprint's request, Customer must provide Sprint with financial statements or other indications of Customer's financial and business circumstances. If: (a) Customer's financial or business circumstances or payment history is or, during the Term, becomes unacceptable to Sprint;

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         (b) Customer fails to make timely payments in accordance with Section
         V; (c) Customer exceeds its credit limit; or (d) Sprint has reason to believe that Customer is insolvent, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint, or, if Customer has previously provided security, Sprint may request additional security. Customer's failure to provide the requested security within 5 days following Sprint's reasonable request is a default. If Customer exceeds its credit limit by more than 20%, the excess amount is due immediately upon Sprint's request and Customer's failure to provide immediate payment will be a breach of this Agreement. Customer's breach of or default under any related security agreement or Promissory Note is a breach of this Agreement.

VII.     TERMINATION OF SERVICES/EARLY SERVICE TERMINATION CHARGE

         A. To terminate Services, Customer must provide Sprint with 30 days' prior written notice. If Customer terminates any Service before the expiration of the term for that Service, Customer must pay early service termination charges described in the Attachments. In addition, if Customer terminates a Service having access of T-3 or greater bandwidth before the end of the Service term, then Customer must pay Sprint for 100% of the remaining access charges imposed by the LEC to which Sprint has committed on behalf of Customer as follows: (1) for Customer-provided access, Customer must pay Sprint the EFC and COC monthly recurring charges for each month remaining in the Service term; or (2) for Sprint-provided access, Customer must pay Sprint the AGF, COC, and local loop monthly recurring charges for each month remaining in the Service term.

         B. Except for the access reimbursement on bandwidth of T-3 or greater, Sprint will waive the otherwise applicable early termination charges for any Service if Customer orders a replacement Service of the same or greater bandwidth with a term equal to the greater of: (a) the Term remaining on the original Service; or (b) 12 months. Customer must order the replacement Service during the 30 days immediately following the termination of the original Service. The replacement Service must be installed within 60 days of the order for the replacement Service. Customer must pay the access reimbursement described in Section VII.A even if it orders a replacement Service unless the replacement Service is at the same Service location as the terminated Service.

VIII.    CUSTOMER RESPONSIBILITIES, REPRESENTATIONS AND WARRANTIES

         A.       Customer will:

                  1. at its own expense provide all necessary preparations required to comply with Sprint's installation and maintenance specifications;

                  2. be responsible for the costs of relocation of Services once installed; and

                  3. provide to Sprint and to its suppliers reasonable access to Customer's premises to perform any acts required by an Order; and

                  4. comply with Sprint's network interface procedures when it orders it own access facilities.

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         B.       Customer will properly use the Services. Customer will be
         liable for any and all damages to Services located on Customer's premises excluding reasonable wear and tear and damages caused by Sprint. Upon expiration or termination of the Order, Customer will surrender to Sprint any equipment and other property owned by Sprint and provided to Customer.

         C.       Customer will not nor will it permit or assist others to:

                  1. use Services for any purpose other than that for which they are intended;

                  2.       alter, tamper with, adjust or repair the Services.

         D.       Customer represents and warrants that it:

                  1. has obtained all required certificates of public convenience and necessity, licenses and regulatory approvals and that it is authorized to provide service to End Users;

                  2. will immediately notify Sprint if any required certificate of public convenience and necessity, license or other regulatory approval is revoked, suspended or otherwise ceases to be effective; and

                  3. will comply with all applicable laws, rules and regulations.

         E. DUTIES. Customer is not relieved of any duty, obligation or responsibility under this Agreement because service is ultimately provided to End Users.

         F. END USERS. Customer is solely responsible for End User solicitation, service requests, creditworthiness, customer service, billing and collection. Customer is responsible for payment to Sprint without regard to Customer's ability to charge for Services used by End Users or to collect payment from End Users.

         Upon the occurrence or breach of any of the above, Sprint may suspend its performance and/or terminate this Agreement with no further obligation to Customer.

IX.      HARDWARE OR SOFTWARE NOT PROVIDED BY SPRINT

         A. Customer and not Sprint is responsible for the installation, operation, or maintenance of hardware or software not provided by Sprint. Sprint is not responsible for the transmission or reception of information by such hardware or software.

         B. Customer is responsible for the selection, use and compatibility of hardware or software not provided by Sprint. If hardware or software not provided by Sprint impairs Customer's use of the Service, Customer is nonetheless liable for payment for the Service. Upon notice from Sprint that the hardware or software not provided by Sprint is causing or is likely to cause hazard, interference, or service obstruction Customer will eliminate such hazard, interference. or service obstruction. Sprint may suspend the provision of the Service until such hazard, interference, or service obstruction is corrected. If requested by Customer, Sprint may, at its then-current rates, troubleshoot difficulties caused by hardware or software not provided by Sprint.

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         C.       Sprint is not responsible if any changes in the Service cause hardware or software not provided by Sprint to become obsolete, require modification or alteration, or otherwise affect performance of such hardware or software.

         D. If Customer provides its own router to interface with the Services, then Customer is fully responsible for the installation, maintenance, and configuration of such router. Sprint must approve in advance the make, model and/or software revision of a Customer-provided router. Sprint has the right, in cooperation with Customer, to set the initial configuration for the router interface into the Service.

X.       INDEMNIFICATION

         A. PROPERTY AND PERSONAL INJURY INDEMNITY. Each Party will indemnify and defend the other Party, its directors, employees, agents and their successors and assigns from and against all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorneys' fees, arising out of claims made by third parties for personal injury (or death) or loss or damage to personal property, arising out of or related to the negligent or willful misconduct, errors or omissions, of the indemnifying Party or its subcontractors, directors, employees, agents or representatives. Claims made by employees of a Party that are covered under applicable workers' compensation laws are not indemnified under this Section.

         B.       PROPRIETARY RIGHTS INDEMNITY.

                  1. If Customer notifies Sprint promptly in writing of a third-party claim and gives Sprint full and complete authority, information and assistance, at Sprint's expense, for the claim's defense and settlement, and if Customer or its agents does not by any act (including any admission or acknowledgement) materially impair or compromise a claim's defense, Sprint will defend any third-party claim and pay all court-awarded damages brought against Customer based on an allegation that Sprint-provided Services infringe on any copyright, trade-secret, or patent, protected under United States' laws. For any of these third party claims Sprint receives or to minimize the potential for such a claim, Sprint may, at its option and expense, either procure the right for Customer to continue using the Services, replace or modify the Services with comparable Services, or terminate the Services.

                  2. Customer will indemnify and defend Sprint from and against all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorneys' fees, arising out of claims made by third parties that the use of Customer-provided hardware or software infringes on a patent or copyright.

         C. Customer will indemnify and defend Sprint from and against all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorneys' fees, caused by any third-party claims: (a) arising from information, data, or messages transmitted over the network by Customer including, but not limited to, claims for libel, slander, invasion or privacy, infringement or copyright, and invasion and/or alteration of private records or data; or (b) alleging Customer's violation of any federal or state law, rule or regulation.

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XI.      PROPERTY RIGHTS PROTECTION

         A. LICENSE. Sprint grants to Customer a non-exclusive and non-transferable license to use software which may be provided with or included in the Services for the sole purpose of enabling Customer to use such Services.

         B. TITLE. Sprint or its suppliers retain title and property rights to Sprint-provided software and equipment, whether or not they are embedded in or attached to realty. Customer neither owns nor will it acquire any claim or right of ownership to:

                  1.       Sprint-provided equipment not purchased by Customer;

                  2. software (including the original media and all subsequent copies of the software, regardless of the media's form) and associated documentation (including copies);

                  3. any patents, copyrights, trademarks, or other intellectual property related to Section XI.B.1. or 2; or

                  4.       IP addresses assigned to Customer.

         C. TRADE SECRET PROTECTION. Sprint Services are valuable trade secrets of Sprint or its suppliers. Customer will protect any software it uses that is provided with or included in Services, and will make no attempt to examine, copy, alter, reverse engineer, tamper with or otherwise misuse such software.

XII.     BREACH OR TERMINATION OF THE AGREEMENT

         A. SPRINT BREACH. If Sprint materially breaches the Agreement and fails to cure such breach within 60 days of receiving written notice of the breach from Customer, then Customer may terminate the Agreement without incurring an Early Termination Charge. A material breach by Sprint does not include any failure to perform due to a failure caused by the local exchange carrier, Customer premise equipment, Customer or any other failure caused by circumstances not within the sole control of Sprint.

         B.       CUSTOMER BREACH.

                  1. In addition to the other remedies in this Agreement, Sprint may stop providing Service and terminate the Agreement immediately without notice if Customer breaches Section V or VI of the Agreement. If Customer breaches any other provision of this Agreement and fails to cure the breach within 30 days of receiving written notice of the breach from Sprint (or such other period as may be specified in a particular Section), Sprint may, in addition to other remedies available in law or equity, do one or more of the following:

                                    (a)      refuse to accept additional orders
                                             for Service;

                                    (b)      refuse to install new Service types
                                             or Service locations;

                                    (c)      disconnect or block Service
                                             Elements;

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                                    (d)      discontinue any applicable
                                             promotional pricing until Customer
                                             is in full compliance with this
                                             Agreement;

                                    (e)      stop providing Service to Customer;
                                             or

                                    (f)      terminate this Agreement.

                  2. The insolvency, corporate reorganization, arrangement with creditors, receivership, or dissolution of Customer or a change in Customer's majority ownership without Sprint's prior written consent (which consent will not be unreasonably withheld) is a breach of the Agreement.

         C. TERMINATION WITHOUT CAUSE. Customer may terminate this Agreement at any time without cause upon 90 days' prior written notice to Sprint and payment to Sprint of the Early Termination Charge described in XII.D. Service will be discontinued the first business day of the fourth month after such notice of termination.

         D. EARLY TERMINATION CHARGE. Sprint's rates for Service under this Agreement are in consideration for Customer's agreement to purchase Service for the entire Term. It is difficult if not impossible to calculate Sprint's loss if Customer terminates this Agreement under
         Section XII.C. or Sprint terminates the Agreement due to Customer's breach before the Term ends. Thus, if Sprint terminates this Agreement due to Customer's material breach, or Customer terminates this Agreement or ceases to use Service to a material extent (unless due to Sprint's material breach), Customer must pay Sprint, in addition to all other applicable charges, an Early Termination Charge equal to the MMC multiplied by the number of months remaining in the Term. The Early Termination Charge is to compensate Sprint for its losses, and is not a penalty. Sprint will invoice and Customer must pay the Early Termination Charge in accordance with the payment terms set forth in
         Section V.

XIII.    CONFIDENTIALITY

         A. OBLIGATIONS OF THE PARTIES. The Parties must not disclose any Proprietary information of the other Party. Proprietary Information is the property of the disclosing Party. A Party receiving Proprietary Information must:

                  1. use or reproduce Proprietary Information only when necessary to perform this Agreement;

                  2. provide at least the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own Proprietary Information;

                  3. limit access to Proprietary Information to its employees or agents who need the Proprietary Information to perform this Agreement; and

                  4. return or destroy all Proprietary Information, including copies, after the need for it has expired, upon request of the disclosing Party, or when the Agreement terminates.

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         B.       REMEDIES. Breach of this Section XIII may cause irreparable harm for which monetary damages may be inadequate. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this Section XIII.

         C.       "Proprietary Information" means

                  1. the terms of this Agreement, including all Attachments;

                  2. written information of a Party that is marked as proprietary or confidential or which is accompanied by written notice that the information is confidential, or

                  3. a verbal communication that is later confirmed in writing to the other Party as confidential or proprietary information which (i) maintained in confidence and secrecy by the disclosing Party, (ii) valuable to the disclosing Party because of its confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain its confidentiality and secrecy.

Proprietary Information does not include information that is:

                  1. at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party,

                  2. within legitimate possession of the receiving Party without obligation of confidentiality,

                  3. lawfully received from a third party having rights therein without restriction of the right to disseminate the information,

                  4. independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of the Proprietary Information,

                  5. disclosed with prior written approval of the disclosing Party,

                  6. transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further Proprietary Information, or

                  7. obligated to be produced under a valid court order or subpoena.

XIV.     RELATIONSHIP OF PARTIES

         Neither this Agreement nor the provision of Service constitutes or creates an association, joint venture, partnership or other form of legal entity or business enterprise between the Parties, their agents, employees or affiliates. Customer is the service provider with respect to End Users and Sprint is a supplier to Customer with no relationship to End Users. Sprint has no liability for the acts of Customer, its employees or agents.

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XV.      USE OF NAME AND MARKS

         A. This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or carrier identification code ("CIC") of either Party except as provided in this Agreement, as agreed to by the Parties, or as required by applicable law or regulation. Neither Party may take any action that would compromise the registered copyrights or service marks of the other. Sprint's name is proprietary and nothing in this Agreement constitutes a license authorizing its use. Customer will not:

                  1. promote or advertise Sprint's name or capabilities to End Users or prospective End Users;

                  2.       attempt to sell its service using Sprint's name; or

                  3. represent to End Users or prospective End Users that they would be Sprint customers or that they may obtain Sprint service from Customer.

         B. If Sprint notifies Customer that Customer has breached this Section, Customer must use its best efforts to immediately cure the breach and must advise Sprint of its corrective action. If, in Sprint's opinion, Customer fails to cure within 15 days of Sprint's notice, then Sprint may, in addition to any other remedy its has, terminate this Agreement.

XVI.     SERVICE ACTIVATION AND DISCONNECTION

         A. ACTIVATION. Sprint will make reasonable efforts to provide Service within 30 days following Customer's order or the requested delivery date, whichever is later. These time frames will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order. If Customer requests expedited Service, Customer will reimburse Sprint for any LEC-imposed fees.

         B. DISCONNECTION. The minimum disconnect interval for Service Elements is 35 days. Customer remains liable for all charges incurred until the Service Elements are disconnected.

XVII.    LIMITATION OF LIABILITY; DISCLAIMER OF WARRANTIES

         A. In no event will Sprint be liable, either in contract or in tort, for unauthorized access to Customer's transmission facilities or Customer premise equipment; or for unauthorized access to or alteration, theft, or destruction of Customer's data files, programs, procedure, or information through accident, fraudulent means or devices; or any other method.

         B. Except to the extent caused by the negligence of Sprint, Sprint will not be liable for claims or damages resulting from or caused by: (i) Customer's fault, negligence or failure to perform Customer's responsibilities; (ii) claims against Customer by any other party (except for claims of copyright or patent infringement as specified herein); (iii) any act or omission of any other party; or
         (iv) equipment or services furnished by a third party.

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         C.       Sprint's entire liability for its failure to perform any of its obligations under this Agreement will not exceed an amount equal to the lesser of $100,000 or the monthly charges paid for the effected Services during the preceding 12 months. Sprint will not be liable for any unavoidable damage to Customer's premises.

         D. Sprint will not be liable for any consequential, special, incidental, indirect, exemplary or punitive damages for any cause of action, whether in contract or tort, arising out of this Agreement or in any way related to the relationship between the Parties. Consequential and indirect damages include, but are not limited to, lost profits, lost revenues or loss of business opportunity, whether or not Sprint was aware or should have been aware of the possibility of such damages.

         E. With respect to the Services, materials and equipment provided hereunder, SPRINT HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, NOT EXPLICITLY STATED IN THE AGREEMENT, AND IN PARTICULAR DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

XVIII.   ARBITRATION

         Any dispute arising out of or relating to this Agreement may, at the option of the Parties, be finally settled by arbitration, except that if the provisions of Section XIX of this Agreement are held to be unenforceable, then arbitration of any such dispute is mandatory. Any arbitration will be in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1 et seq., and judgment upon the award may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, MO metropolitan area.

XIX.     WAIVER OF JURY TRIAL

         The Parties mutually, expressly, irrevocably and unconditionally waive trial by jury for any proceedings arising out of, under or in connection with this Agreement. This Section survives the termination of the Agreement.

XX.      JURISDICTION AND VENUE

         Unless a dispute is arbitrated pursuant to Section XVIII, any legal action brought by either Party arising out of or relating to this Agreement must be brought exclusively in the District Court of Johnson County, Kansas or the United States District Court for the District of Kansas located in Kansas City, Kansas. The Parties accept the exclusive personal jurisdiction of these courts. The Parties waive any objection (including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens) which either Party may now or hereafter have to the bringing of any action in these courts.

XXI.     ASSIGNMENT

         Customer may not assign its responsibilities, duties, rights or obligations under this Agreement to any person, corporation, or other entity without the written consent of

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         Sprint, which consent may not be unreasonably withheld. All terms and conditions of this Agreement are binding on any of Customer's successors or assigns,

XXII.    FORCE MAJEURE

         A. Except for the performance of obligations in Section V and VI of this Agreement, neither Party will be responsible for any delay, interruption or other failure to perform due to acts beyond a Party's control. These acts include, but are not limited to, natural disasters such as lightening, earthquakes, hurricanes, floods or other like causes; war, riot, civil commotion; cable cuts; explosion or fire; embargoes, strikes or labor disputes; decrees of governmental entities; or acts of third parties.

         B. The Party claiming to be affected (the "Claiming Party") must give notice to the other Party if any of these events occurs. Upon this notice the Claiming Party may, without liability to the other Party, cancel or delay performance for as long as the event delays the Claiming Party's performance. So long as the Claiming Party is in full compliance with the provisions of this Section, the other Party may not declare the Claiming Party to be in breach of this Agreement and may not exercise the termination remedies set forth in this Agreement, provided, however, that should the event continue for more than 60 days and adversely and materially impact the other Party, that Party may terminate this Agreement upon payment for all Services delivered before termination, plus all other charges and costs then incurred, without further liability of either Party.

XXIII.   NOTICES

         Notices, requests or other communications (excluding invoices) hereunder must be in writing and sent by certified mail or overnight courier addressed as follows:

                  If to Sprint:

                                Sprint Communications Company L.P.
                                Attention: Vice President-Wholesale Services
                                12502 Sunrise Valley Drive
                                Reston, VA 20191-3438

                  With copy to:

                                Sprint Communications Company L.P.
                                Attn: Law Dept.- Marketing & Sales (Business) KSOPHT0101-Z2525
                                6391 Sprint Parkway
                                Overland Park, KS 66251-2525

                  If to Customer:

                                ______________________
                                ______________________
                                ______________________

XXIV.    MISCELLANEOUS

         A. HEADINGS. The headings in this Agreement are for reference only and do not affect the meaning or interpretation of this Agreement's terms.

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         B.       CHOICE OF LAW. This Agreement and all claims relating to the relationship between the Parties, including all claims in tort, contract, at law or in equity will be governed by, enforced and interpreted under Kansas law without regard to the Kansas choice of law principles.

         C. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman will apply in the interpretation of this Agreement.

         D. MODIFICATION OF AGREEMENT. This Agreement may be modified only by written amendment signed by duly authorized representatives of both Parties.

         E. WAIVER OF TERMS. If either Party fails to enforce any right or remedy available under this Agreement, that failure does not waive that right or remedy with respect to any other breach.

         F. PARTIAL INVALIDITY. If a court or arbitrator finds any of this Agreement's provisions to be invalid, illegal, or unenforceable, the unaffected provisions of this Agreement will remain in effect. The Parties will negotiate a substitute for the invalid, illegal or unenforceable provision that is consistent with their original intent.

         G. CUMULATIVE REMEDIES. Except as otherwise provided in this Agreement, the remedies in this Agreement are in addition to any other remedies available at law or in equity.

         H. NO THIRD PARTY BENEFICIARIES. This Agreement's benefits do not extend to any third party unless expressly stated in the Agreement.

         I. ENTIRE AGREEMENT. This Agreement, including Attachments and any referenced documents and instruments, is the entire understanding between the Parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter of this Agreement. Customer is not relying upon any representations or promises not stated in this Agreement.

         J. EXPIRATION OF OFFER. Sprint may withdraw its offer to enter into this Agreement if the Agreement is not signed by both Parties within 45 days after the Proposal Date stated on Attachment A.

EXECUTED and made effective as provided in this Agreement.

VALOR TELECOMMUNICATIONS               SPRINT COMMUNICATIONS COMPANY L.P.
ENTERPRISES LLC

By:    /s/ Jack J. Mueller             By:    /s/ Art MacDowell
       ---------------------------            ------------------------------

Name:  Jack J.  Mueller                Name:  Art MacDowell
       ---------------------------            ------------------------------
       (Print or Type)                        (Print or Type)
Title: President & Chief Operating     Title: Vice President - Wholesale Sales
       Officer

Date:  2/5/03                          Date:  2/20/03

                             Proprietary Information
                                HIGHLY RESTRICTED

                                 ATTACHMENT A TO
                            SPRINT WHOLESALE SERVICES
                         DATA AND PRIVATE LINE AGREEMENT

1.       TERM: 24 months

2.       MINIMUM MONTHLY COMMITMENT:

         Customer's Minimum Monthly Commitment for Private Line Services is:

                                MINIMUM MONTHLY
MONTHS                        NET USAGE COMMITMENT
------                        --------------------
 1-24                               $[*****]

3.       SPECIAL ACCESS

         a. Sprint will charge Customer a fixed Monthly Recurring Charge in the amount of $[*****] for each Sprint provided, Domestic Sprint Dedicated IP T-1 local access line (excluding ACF and COC charges) installed or in service on a 1-year term during the term at location 830-257. Applicable ACF and COC and installation charges are listed in the Attachment Dedicated IP-2. This pricing cannot be combined with the access promotion included in the Attachment Dedicated IP-3 or any other promotional access pricing.

         b. Sprint will charge Customer a fixed monthly recurring charge ("MRC") in the applicable amount from the table below (including ACF and COC charges) for each Sprint provided, Domestic Private Line DS3 local access line installed or in service on a 2-year term during the Term. Local access lines mentioned in this Section are not entitled to any additional discounts.

              NPA-NXX          MRC

              972-373          $[*****]

              806-637          $[*****]

         c. Sprint will charge Customer a fixed Monthly Recurring Charge in the applicable amount from the table below for each Sprint provided, Domestic Sprint Enhanced Frame Relay, Private Line, ATM or Dedicated IP local access line (including ACF and COC charges) installed on a 2-year term or in service on a 2-year term during the term. Applicable ACF and COC and installation charges are listed in the Attachments: FR-2, PL-2(a), PL-2(b), Dedicated IP-2, ATM - 2.

         This pricing cannot be combined with the access promotion included in the Attachments: FR-3, Dedicated IP-3, ATM-3 or any other promotional access pricing.

                  2-YEAR TERM

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
254259      $[*****]          $[*****]

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                                       13

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
254486      $ [*****]          $ [*****]
254533      $ [*****]          $ [*****]
254546      $ [*****]          $ [*****]
254576      $ [*****]          $ [*****]
254578      $ [*****]          $ [*****]
254583      $ [*****]          $ [*****]
254584      $ [*****]          $ [*****]
254623      $ [*****]          $ [*****]
254635      $ [*****]          $ [*****]
254642      $ [*****]          $ [*****]
254643      $ [*****]          $ [*****]
254675      $ [*****]          $ [*****]
254678      $ [*****]          $ [*****]
254694      $ [*****]          $ [*****]
254725      $ [*****]          $ [*****]
254797      $ [*****]          $ [*****]
254869      $ [*****]          $ [*****]
254896      $ [*****]          $ [*****]
254897      $ [*****]          $ [*****]
254898      $ [*****]          $ [*****]
254993      $ [*****]          $ [*****]
330963      $ [*****]          $ [*****]
402548      $ [*****]          $ [*****]
405279      $ [*****]          $ [*****]
405288      $ [*****]          $ [*****]
405289      $ [*****]          $ [*****]
405449      $ [*****]          $ [*****]
405527      $ [*****]          $ [*****]
405567      $ [*****]          $ [*****]
405598      $ [*****]          $ [*****]
405756      $ [*****]          $ [*****]
405784      $ [*****]          $ [*****]
405867      $ [*****]          $ [*****]
405932      $ [*****]          $ [*****]
409379      $ [*****]          $ [*****]
409397      $ [*****]          $ [*****]
409565      $ [*****]          $ [*****]
409579      $ [*****]          $ [*****]
409584      $ [*****]          $ [*****]
409586      $ [*****]          $ [*****]
409625      $ [*****]          $ [*****]
409787      $ [*****]          $ [*****]
409837      $ [*****]          $ [*****]
505234      $ [*****]          $ [*****]
505236      $ [*****]          $ [*****]
505257      $ [*****]          $ [*****]
505258      $ [*****]          $ [*****]
505289      $ [*****]          $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
505336      $ [*****]        $ [*****]
505337      $ [*****]        $ [*****]
505351      $ [*****]        $ [*****]
505354      $ [*****]        $ [*****]
505367      $ [*****]        $ [*****]
505378      $ [*****]        $ [*****]
505391      $ [*****]        $ [*****]
505392      $ [*****]        $ [*****]
505393      $ [*****]        $ [*****]
505394      $ [*****]        $ [*****]
505395      $ [*****]        $ [*****]
505396      $ [*****]        $ [*****]
505397      $ [*****]        $ [*****]
505492      $ [*****]        $ [*****]
505568      $ [*****]        $ [*****]
505579      $ [*****]        $ [*****]
505581      $ [*****]        $ [*****]
505582      $ [*****]        $ [*****]
505583      $ [*****]        $ [*****]
505588      $ [*****]        $ [*****]
505628      $ [*****]        $ [*****]
505630      $ [*****]        $ [*****]
505638      $ [*****]        $ [*****]
505671      $ [*****]        $ [*****]
505684      $ [*****]        $ [*****]
505685      $ [*****]        $ [*****]
505689      $ [*****]        $ [*****]
505738      $ [*****]        $ [*****]
505743      $ [*****]        $ [*****]
505744      $ [*****]        $ [*****]
505745      $ [*****]        $ [*****]
505747      $ [*****]        $ [*****]
505753      $ [*****]        $ [*****]
505756      $ [*****]        $ [*****]
505759      $ [*****]        $ [*****]
505774      $ [*****]        $ [*****]
505785      $ [*****]        $ [*****]
505829      $ [*****]        $ [*****]
505834      $ [*****]        $ [*****]
505852      $ [*****]        $ [*****]
505885      $ [*****]        $ [*****]
505887      $ [*****]        $ [*****]
505894      $ [*****]        $ [*****]
505895      $ [*****]        $ [*****]
580269      $ [*****]        $ [*****]
580768      $ [*****]        $ [*****]
806226      $ [*****]        $ [*****]
806229      $ [*****]        $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
806233      $ [*****]        $ [*****]
806234      $ [*****]        $ [*****]
806235      $ [*****]        $ [*****]
806238      $ [*****]        $ [*****]
806246      $ [*****]        $ [*****]
806247      $ [*****]        $ [*****]
806248      $ [*****]        $ [*****]
806249      $ [*****]        $ [*****]
806253      $ [*****]        $ [*****]
806259      $ [*****]        $ [*****]
806266      $ [*****]        $ [*****]
806267      $ [*****]        $ [*****]
806287      $ [*****]        $ [*****]
806298      $ [*****]        $ [*****]
806299      $ [*****]        $ [*****]
806365      $ [*****]        $ [*****]
806385      $ [*****]        $ [*****]
806396      $ [*****]        $ [*****]
806426      $ [*****]        $ [*****]
806434      $ [*****]        $ [*****]
806435      $ [*****]        $ [*****]
806447      $ [*****]        $ [*****]
806456      $ [*****]        $ [*****]
806493      $ [*****]        $ [*****]
806495      $ [*****]        $ [*****]
806534      $ [*****]        $ [*****]
806537      $ [*****]        $ [*****]
806538      $ [*****]        $ [*****]
806539      $ [*****]        $ [*****]
806546      $ [*****]        $ [*****]
806558      $ [*****]        $ [*****]
806562      $ [*****]        $ [*****]
806592      $ [*****]        $ [*****]
806624      $ [*****]        $ [*****]
806628      $ [*****]        $ [*****]
806634      $ [*****]        $ [*****]
806637      $ [*****]        $ [*****]
806647      $ [*****]        $ [*****]
806653      $ [*****]        $ [*****]
806658      $ [*****]        $ [*****]
806659      $ [*****]        $ [*****]
806667      $ [*****]        $ [*****]
806675      $ [*****]        $ [*****]
806732      $ [*****]        $ [*****]
806826      $ [*****]        $ [*****]
806832      $ [*****]        $ [*****]
806845      $ [*****]        $ [*****]
806852      $ [*****]        $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
806856      $ [*****]         $ [*****]
806857      $ [*****]         $ [*****]
806862      $ [*****]         $ [*****]
806865      $ [*****]         $ [*****]
806866      $ [*****]         $ [*****]
806867      $ [*****]         $ [*****]
806868      $ [*****]         $ [*****]
806872      $ [*****]         $ [*****]
806874      $ [*****]         $ [*****]
806883      $ [*****]         $ [*****]
806885      $ [*****]         $ [*****]
806888      $ [*****]         $ [*****]
806892      $ [*****]         $ [*****]
806894      $ [*****]         $ [*****]
806897      $ [*****]         $ [*****]
806934      $ [*****]         $ [*****]
806935      $ [*****]         $ [*****]
806938      $ [*****]         $ [*****]
806945      $ [*****]         $ [*****]
806948      $ [*****]         $ [*****]
806966      $ [*****]         $ [*****]
806995      $ [*****]         $ [*****]
806997      $ [*****]         $ [*****]
806998      $ [*****]         $ [*****]
817383      $ [*****]         $ [*****]
870216      $ [*****]         $ [*****]
870772      $ [*****]         $ [*****]
870773      $ [*****]         $ [*****]
670774      $ [*****]         $ [*****]
870775      $ [*****]         $ [*****]
870779      $ [*****]         $ [*****]
903223      $ [*****]         $ [*****]
903255      $ [*****]         $ [*****]
903277      $ [*****]         $ [*****]
903322      $ [*****]         $ [*****]
903334      $ [*****]         $ [*****]
903344      $ [*****]         $ [*****]
903351      $ [*****]         $ [*****]
903362      $ [*****]         $ [*****]
903389      $ [*****]         $ [*****]
903427      $ [*****]         $ [*****]
903428      $ [*****]         $ [*****]
903478      $ [*****]         $ [*****]
903529      $ [*****]         $ [*****]
903536      $ [*****]         $ [*****]
903543      $ [*****]         $ [*****]
903545      $ [*****]         $ [*****]
903547      $ [*****]         $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
903562      $ [*****]          $ [*****]
903585      $ [*****]          $ [*****]
903599      $ [*****]          $ [*****]
903614      $ [*****]          $ [*****]
903628      $ [*****]          $ [*****]
903632      $ [*****]          $ [*****]
903639      $ [*****]          $ [*****]
903645      $ [*****]          $ [*****]
903652      $ [*****]          $ [*****]
903656      $ [*****]          $ [*****]
903667      $ [*****]          $ [*****]
903671      $ [*****]          $ [*****]
903673      $ [*****]          $ [*****]
903674      $ [*****]          $ [*****]
903678      $ [*****]          $ [*****]
903679      $ [*****]          $ [*****]
903682      $ [*****]          $ [*****]
903684      $ [*****]          $ [*****]
903685      $ [*****]          $ [*****]
903695      $ [*****]          $ [*****]
903697      $ [*****]          $ [*****]
903735      $ [*****]          $ [*****]
903756      $ [*****]          $ [*****]
903764      $ [*****]          $ [*****]
903789      $ [*****]          $ [*****]
903791      $ [*****]          $ [*****]
903792      $ [*****]          $ [*****]
903793      $ [*****]          $ [*****]
903794      $ [*****]          $ [*****]
903798      $ [*****]          $ [*****]
903823      $ [*****]          $ [*****]
903826      $ [*****]          $ [*****]
903831      $ [*****]          $ [*****]
903832      $ [*****]          $ [*****]
903835      $ [*****]          $ [*****]
903838      $ [*****]          $ [*****]
903846      $ [*****]          $ [*****]
903897      $ [*****]          $ [*****]
903925      $ [*****]          $ [*****]
903966      $ [*****]          $ [*****]
903984      $ [*****]          $ [*****]
915259      $ [*****]          $ [*****]
915273      $ [*****]          $ [*****]
915282      $ [*****]          $ [*****]
915283      $ [*****]          $ [*****]
915297      $ [*****]          $ [*****]
915343      $ [*****]          $ [*****]
915369      $ [*****]          $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
915375      $ [*****]         $ [*****]
915377      $ [*****]         $ [*****]
915445      $ [*****]         $ [*****]
915447      $ [*****]         $ [*****]
915457      $ [*****]         $ [*****]
915467      $ [*****]         $ [*****]
915523      $ [*****]         $ [*****]
915524      $ [*****]         $ [*****]
915536      $ [*****]         $ [*****]
915596      $ [*****]         $ [*****]
915653      $ [*****]         $ [*****]
915655      $ [*****]         $ [*****]
915658      $ [*****]         $ [*****]
915659      $ [*****]         $ [*****]
936544      $ [*****]         $ [*****]
936545      $ [*****]         $ [*****]
936546      $ [*****]         $ [*****]
936594      $ [*****]         $ [*****]
936624      $ [*****]         $ [*****]
936636      $ [*****]         $ [*****]
936638      $ [*****]         $ [*****]
936642      $ [*****]         $ [*****]
936655      $ [*****]         $ [*****]
936687      $ [*****]         $ [*****]
936855      $ [*****]         $ [*****]
936872      $ [*****]         $ [*****]
936876      $ [*****]         $ [*****]
936897      $ [*****]         $ [*****]
940381      $ [*****]         $ [*****]
940422      $ [*****]         $ [*****]
940438      $ [*****]         $ [*****]
940454      $ [*****]         $ [*****]
940563      $ [*****]         $ [*****]
940586      $ [*****]         $ [*****]
940658      $ [*****]         $ [*****]
940673      $ [*****]         $ [*****]
940743      $ [*****]         $ [*****]
940849      $ [*****]         $ [*****]
940864      $ [*****]         $ [*****]
940888      $ [*****]         $ [*****]
940989      $ [*****]         $ [*****]
940997      $ [*****]         $ [*****]
972373      $ [*****]         $ [*****]
972462      $ [*****]         $ [*****]
972471      $ [*****]         $ [*****]
972487      $ [*****]         $ [*****]
972493      $ [*****]         $ [*****]
972627      $ [*****]         $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

NPA/NXX     DDS56 MRC           T-1 MRC
-------     ---------         -----------
979693      $ [*****]          $ [*****]
979821      $ [*****]          $ [*****]
979828      $ [*****]          $ [*****]
979846      $ [*****]          $ [*****]
501230      $ [*****]          $ [*****]
830257      $ [*****]          $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

4. PROPOSAL DATE: February 14, 2003

915662      $ [*****]          $ [*****]
915737      $ [*****]          $ [*****]
915764      $ [*****]          $ [*****]
915765      $ [*****]          $ [*****]
915769      $ [*****]          $ [*****]
915854      $ [*****]          $ [*****]
915862      $ [*****]          $ [*****]
915893      $ [*****]          $ [*****]
915928      $ [*****]          $ [*****]
915945      $ [*****]          $ [*****]
918249      $ [*****]          $ [*****]
918250      $ [*****]          $ [*****]
918251      $ [*****]          $ [*****]
918252      $ [*****]          $ [*****]
918254      $ [*****]          $ [*****]
918258      $ [*****]          $ [*****]
918259      $ [*****]          $ [*****]
918263      $ [*****]          $ [*****]
918279      $ [*****]          $ [*****]
918294      $ [*****]          $ [*****]
918307      $ [*****]          $ [*****]
918355      $ [*****]          $ [*****]
918357      $ [*****]          $ [*****]
918449      $ [*****]          $ [*****]
918451      $ [*****]          $ [*****]
918455      $ [*****]          $ [*****]
918459      $ [*****]          $ [*****]
918461      $ [*****]          $ [*****]
918462      $ [*****]          $ [*****]
918472      $ [*****]          $ [*****]
918473      $ [*****]          $ [*****]
918482      $ [*****]          $ [*****]
918483      $ [*****]          $ [*****]
918485      $ [*****]          $ [*****]
918486      $ [*****]          $ [*****]
918536      $ [*****]          $ [*****]
918642      $ [*****]          $ [*****]
918733      $ [*****]          $ [*****]
918847      $ [*****]          $ [*****]
918885      $ [*****]          $ [*****]
918968      $ [*****]          $ [*****]
936248      $ [*****]          $ [*****]
936269      $ [*****]          $ [*****]
936326      $ [*****]          $ [*****]
936369      $ [*****]          $ [*****]
936394      $ [*****]          $ [*****]
936395      $ [*****]          $ [*****]
936396      $ [*****]          $ [*****]
936399      $ [*****]          $ [*****]
936422      $ [*****]          $ [*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

                                  ATTACHMENT PL

                            TERMS AND CONDITIONS FOR
                   SPRINT WHOLESALE PRIVATE LINE SERVICE(SM)

The following additional terms and conditions apply to Sprint Wholesale Private Line Service(sm) (also known as Sprint Clearline Private Line Service(sm) ("Private Line Services"). Digital Private Line Services (DS-0 through DS-3) are also provided pursuant to Sprint Tariff FCC #7 (or successor tariff).

1.       PROVISION OF SERVICES/PRICING TERMS AND CONDITIONS.

         a. The price of Private Line Service is stated on Attachments PL-1 and PL-2.

         b. Prices in Attachments PL-1 and PL-2 do not apply when Customer orders detailed physical routing paths or inherently physically diverse routing or where Sprint has leased facilities. Any such orders will be separately priced and subject to availability.

         c. The pricing in Attachments PL-1 and PL-2 is only for interstate circuits and intrastate circuits certified as interstate circuits under applicable regulations. If Customer fails to certify that a circuit carries interstate traffic under applicable regulation, Sprint will rate the circuit as intrastate and price the circuit according to applicable tariffs until Customer provides certification.

         d. The special pricing in Attachments PL-1 and PL-2 does not apply if Customer fails to comply with the terms and conditions of this Agreement.

         e. If the pricing in Attachments PL-1 and PL-2 is based on Customer's Monthly Volume of Private Line Services, such Volume will be calculated each month according to the Monthly Volume of Private Line Services price per voice grade V and H mile per month (cents per mile times the V and H Coordinate Miles). The monthly price per circuit will be determined by the Term of the circuit (one, two or three years) and a "Minimum Charge per Circuit" designated. Monthly Volume of Private Line Services consists of (1) DS1 Clearline revenues (IXC, POP-to-POP charges); (2) DS-0 Clearline revenues (IXC, POP-to-POP charges); (3) DS-3 revenues (IXC, POP-to-POP charges); (4) OC-3 revenues (IXC, POP-to-POP charges); and (5) OC-12 revenues (IXC, POP-to-POP charges). Monthly Volume excludes such charges as access, COC, other recurring and non-recurring charges, and taxes. For purposes of calculating the Monthly Volume of Private Line Services (the installed base of Customer's Circuits under this Agreement), the "Base Rate" is the price per voice grade mile for the first year, lowest Monthly Volume Level on the Schedule, or the applicable Minimum Charge for any individual circuits. For Customer's installed base under other Sprint Private Line Agreement(s), the Monthly Volume calculation is the billed amount. For purposes of calculating the Monthly Volume, the DS-0 Monthly Revenues are the applicable Tariff Rate prior to discounts for the DS-0 circuits.

         f. Sprint may charge Customer an expedite charge if Customer requests that Private Line Service be turned up in 30 days or less from the time it is ordered. Customer will also pay any additional charges or fees imposed on Sprint by the LEC for provisioning access on an expedited basis.

                             Proprietary Information
                                HIGHLY RESTRICTED

2.       PROVISION OF SERVICE.

         a. Sprint may limit or interrupt Private Line Services when necessary because of conditions beyond its reasonable control and may do so without notice if Sprint deems that such action is necessary to protect the public or Sprint personnel, agents, suppliers, facilities, or services from damages or injury of any kind.

         b. Customer must complete Service Order forms ("Orders") to request Private Line Service. Each Order will specify the number and capacity of private line circuits that Customer is ordering. Orders must be signed by Customer and submitted to Sprint. Orders are subject to reasonable acceptance by Sprint within 5 business days of submission of a complete and accurate Order. Acceptance of Orders for DS-3 or higher capacity circuits is in Sprint's sole discretion and subject to availability of facilities.

         c. Customer's Order must specify the type of access ordered with the Private Line Service being installed or renewed. If Sprint acts as Customer's agent and orders access facilities connecting Customer's facilities to Sprint Points of Presence (POPs) Customer must execute the appropriate Service Orders and a Letter of Agency. Customer is responsible for all usage charges, monthly charges, installation charges, non-recurring charges, termination and cancellation charges of the access provider. Customer must comply with all terms, procedures, and charges for interfacing with Sprint's network.

3. MMC CONTRIBUTORY SERVICE. Only the IXC, POP-to-POP charges for Private Line Service purchased under this Agreement contribute to meeting Customer's MMC. MMC Contributory Service Usage Charges are calculated after all available discounts and credits have been applied.

4. EARLY SERVICE TERMINATION CHARGES. If Customer terminates any Private Line Service before the expiration of the term for that Service, Customer must pay a lump sum early service termination charge as follows:

         a. 100% of the monthly recurring IXC, POP-to-POP charges for each month remaining in the first year of the Term for the terminated Service, plus

         b. 50% of the monthly recurring IXC, POP-to-POP charges for each month remaining in the second and subsequent years of the Term for the terminated Service; plus

         c. 100% of remaining monthly recurring access line charges for bandwidth of T-3 or greater as outlined in Section VII.A. of the Agreement, plus

         d. a pro-rata amount of any waived installation charges based on the number of months remaining in the Term of the terminated Service.

         The amounts in subsections (c) and (d) are due regardless of whether Customer orders a replacement Private Line Service, except that they will be waived if Customer orders a replacement Service at the same Service location which uses the same access line as the terminated Service, and the Order for the replacement Service complies with
         Section VII.(B) of the Agreement.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-2 (a)
                               DS0 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with private line point-to-point services under this Agreement

The formula for end-to-end pricing a circuit is: (Access end 1 + IXE POP to POP charges + Access end 2).

As the formula implies, it is possible to have different access choices on each end of a point-to-point circuit.

             Monthly Recurring Charges                            Non-Recurring Charges
--------------------------------------------------    ----------------------------------------------
Access     COC        ACF            EFC      L.L.    Maintenance    Conversion   Install    Charges
------    ------     ------          ---      ---     -----------    ----------   ------------------
SPA      $[*****]   $[*****]         N/A      ICB     $[*****]       $[*****]      COC      $[*****]
                                                                                   ACF      $[*****]
                                                                                   L.L.        ICB
----------------------------------------------------------------------------------------------------
SCVBA    $[*****]   $[*****]         N/A      ICB     $[*****]       $[*****]      COC      $[*****]
                                                                                   ACF      $[*****]
                                                                                   EFC         N/A
                                                                                   L.L.        ICB

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-2 (b)
                               DS1 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with private line point-to-point services under this Agreement.

The formula for end-to-end pricing a circuit is: (Access end 1 + IXE POP to POP charges + Access end 2).

As the formula implies, it is possible to have different access choices on each end of a point-to-point circuit.

                Monthly Recurring Charges                                    Non-Recurring Charges
---------------------------------------------------------      -----------------------------------------------
Access         COC         ACF          EFC          L.L.      Maintenance    Conversion      Install Charges
------       ------      ------        -----         ----      -----------    ----------    ------------------
SPA          $[*****]    $[*****]     $[*****]       ICB         $[*****]        $[*****]     COC     $[*****]
                                                                                              ACF     $[*****]
                                                                                              L.L.    $[*****]
--------------------------------------------------------------------------------------------------------------
SCVBA        $[*****]    $[*****]        ICB         ICB         $[*****]        $[*****]     COC     $[*****]
                                                                                              ACF     $[*****]
                                                                                              EFC      [*****]
                                                                                              L.L.    $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-SWC      $[*****]    $[*****]        ICB         N/A            N/A          $[*****]             $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-POP      $[*****]    $[*****]     $[*****]       N/A            N/A          $[*****]             $[*****]
--------------------------------------------------------------------------------------------------------------

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.). When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA - POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access. both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-2 (c)
                               DS3 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with private line point-to-point services under this Agreement.

The formula for end-to-end pricing a circuit is: (Access end 1 + IXE POP to POP charges + Access end 2).

As the formula implies, it is possible to have different access choices on each end of a point-to-point circuit.

               Monthly Recurring Charges                                         Non-Recurring Charges
---------------------------------------------------------       ------------------------------------------------
Access        COC         ACF           EFC          L.L.       Maintenance      Conversion     Install Charges
------        ---        ----           ---          ----       -----------      ----------    -----------------
SPA         $[*****]    $[*****]      $[*****]       ICB          $[*****]        $[*****]        COC   $[*****]
                                                                                                  ACF   $[*****]
                                                                                                  L.L.       ICB
----------------------------------------------------------------------------------------------------------------
SCVBA       $[*****]    $[*****]         ICB         ICB          $[*****]        $[*****]        COC   $[*****]
                                                                                                  ACF   $[*****]
                                                                                                  EFC        ICB
                                                                                                  L.L.       ICB
----------------------------------------------------------------------------------------------------------------
CPA-SWC     $[*****]    $[*****]         ICB         N/A             N/A          $[*****]              $[*****]
----------------------------------------------------------------------------------------------------------------
CPA-POP     $[*****]    $[*****]         N/A         N/A             N/A          $[*****]              $[*****]
----------------------------------------------------------------------------------------------------------------

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA - POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-1 (a)
                                   DS0 PRICING

VOLUME BASED PLAN

      1 Year Circuit Term                           2 Year Circuit Term
--------------------------------              -------------------------------
Per DS0 Mile               Fixed              Per DS0 Mile              Fixed
------------               -----              ------------              -----
 $[*****]                   $[*****]          $[*****]                  $[*****]

ACF and COC access and installation charges are listed on Attachment PL-2 (a).

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-1 (b)
                                   DS1 PRICING

MILEAGE BASED PLAN

Circuit Length            1 Year Circuit Term                   2 Year Circuit Term
  V&H Miles        Per DS0 Mile            Minimum     Per DS0 Mile              Minimum
--------------     -------------------------------     ---------------------------------
   0-499           $[*****]                $[*****]       $[*****]               $[*****]
     500+          $[*****]                   N/A         $[*****]                  N/A

ACF and COC access and installation charges are listed on Attachment PL-2 (b).

ACF and COC installation charges on Attachment PL-2 will be waived for two (2) year and greater term circuits.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT PL-1 (c)
                                   DS3 PRICING

MILEAGE BASED PLAN

Circuit Length                  1 Year Circuit Term                          2 Year Circuit Term
   V&H Miles             Per DS0 Mile            Minimum            Per DS0 Mile              Minimum
--------------           ------------            -------            ------------              -------
     0-499                 $[*****]              $[*****]              $[*****]               $[*****]
      500+                 $[*****]                 N/A                $[*****]                  N/A

ACF and COC access and installation charges are listed on Attachment PL-2 (c).

ACF and COC installation charges on Attachment PL-2 will be waived for two (2) year and greater

                             Proprietary Information
                                HIGHLY RESTRICTED

                                 ATTACHMENT ATM

                            TERMS AND CONDITIONS FOR
                        SPRINT WHOLESALE ATM SERVICE(SM)

Pricing Components for Domestic Sprint ATM Services

Domestic Sprint ATM Services are a high bandwidth fast packet switching technology based on fixed length cells of 53 bytes. The following are the primary pricing components of the standard Domestic Sprint ATM Services offerings.

1. LOCAL ACCESS FACILITIES. Local access facilities means the physical telco or leased line connecting customer's premise to the Sprint ATM network. Local access facilities compatible with Sprint ATM Service include T1, T3, and OC3c. Either Sprint or Customer may provide the local access facilities. Charges for Sprint-provided local access facilities include local access line charges, Access Coordination Fees ("ACF") , and Central Office Connection ("COC") fees. Charges for customer-provided local access facilities include COC fees and Entrance Facility Charges ("EFC"). Sprint will charge Customer a non-recurring charge and a monthly recurring charge.

2. PORT. Port means the physical entrance to the Sprint ATM network. Sprint will charge Customer a one-time installation charge and a fixed monthly recurring charge for each ATM port. Sprint ATM Service port bandwidths include Sprint DS1, NxDS1, DS3, and OC3.

3. PERMANENT VIRTUAL CIRCUIT ("PVC"). PVC means the pre-established logical connection between two ATM ports for information transfer. Sprint ATM PVCs carry traffic in one direction. The PVC service categories are:

         a. Constant Bit Rate ("CBR") PVCs are for steady traffic that is sensitive to delay variation. For each CBR PVC, Customer will select the PVC's Peak Cell Rate ("PCR") to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network.

         b. Variable Bit Rate, Non-Real Time ("VBR-nrt") PVCs are for "bursty" data traffic that is insensitive to small delay variation. For each VBR-nrt PVC, customer will select the PVC's PCR to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network, and the PVC's Sustainable Cell Rate ("SCR"). SCR means the average rate of an end-to-end connection measured over a defined interval.

         c. Unspecified Bit Rate ("UBR") PVCs are for data traffic that is not sensitive to delay variation. For UBR PVCs, a specific PCR and SCR are not assigned and cells may be transmitted up to the port bandwidth (less ATM overhead) if it is available. UBR PVCs are subject to availability.

         PCR and SCR, where applicable, are available in increments of 64 Kbps and 1 Mbps. Customer may order multiple one-way PVCs per port, each with a different PCR and SCR, subject to the port's allowable bandwidth. The total PCRs associated with VBR-nrt PVCs will not exceed 500% of the Sprint ATM port bandwidth, and the total SCRs associated with VBR-nrt PVCs will not exceed 200% of the Sprint ATM port bandwidth. For all PVC service categories, Sprint will charge customer a one time PVC establishment charge per PVC and PVC monthly recurring charges. Monthly recurring PVC charges include either Usage Charges based on the delivered traffic per month or fixed monthly recurring charges based on the PVC's PCR or SCR and service category.

                             Proprietary Information
                                HIGHLY RESTRICTED

4. SWITCHED VIRTUAL CIRCUIT ("SVC"). Sprint offers UBR SVC service. For SVCs, Sprint charges a usage charge per SVC based on the delivered traffic per megacell per month. With SVC service, the calling party is charged for the SVC usage originating from both the calling party and the called party. There is not a non-recurring establishment charge for SVCs.

5.       GATEWAY AND SERVICE INTERWORKING CHARGES

         a. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking allows a customer's Domestic Sprint ATM Service to communicate with its Domestic Sprint Frame Relay Service. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking PVCs carry traffic in both directions. Sprint will charge Customer a one-time and a monthly recurring charge, based on the PVC's Peak Cell Rate ("PCR"). Additional charges apply for the Domestic Sprint Frame Relay to Domestic Sprint ATM Service Interworking PVCs.

         b. Domestic Sprint ATM to Internet Gateway Service. Domestic Sprint ATM to Internet Gateway Service provides Domestic Sprint ATM customers with access to the Internet without investing in additional equipment or technology. Customer may have at most one Gateway PVC. Internet Service Providers ("ISPs") may not purchase Gateway services. Sprint will charge Customer a one-time and a monthly recurring charge for the Gateway service.

6. CUSTOMER PREMISE EQUIPMENT ("CPE"). Certain CPE may be used with Sprint ATM Services. Customer may purchase (at a one-time price) or rent (at a monthly recurring rental charge) CPE from Sprint with a Sprint CPE Order form. Sprint must certify Customer-provided CPE.

7. USAGE CHARGES. Usage Charges are the variable recurring charges for use of Sprint's interexchange communications network, determined by Customer's amount of telecommunications services used. Unless expressly stated in this Agreement, Usage Charges do not include taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access, fixed recurring charges, feature charges, operator services charges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

8. MMC CONTRIBUTORY SERVICE. Only the monthly recurring port and PVC charges for ATM Service purchased under this Agreement contribute to meeting Customer's MMC. MMC Contributory Service Usage Charges are calculated after all available discounts and credits have been applied.

9. EARLY SERVICE TERMINATION CHARGES. If Customer terminates any ATM Service before the expiration of the term for that Service, Customer must pay a lump sum early service termination charge as follows:

         a. 100% of the monthly recurring port charges for each month remaining in the first year of the Term for the terminated Service, plus

         b. 50% of the monthly recurring port charges for each month remaining in the second and subsequent years of the Term for the terminated Service; plus

         c. 100% of remaining monthly recurring access line charges for bandwidth of T-3 or greater as outlined in Section VII.A. of the Agreement, plus

                             Proprietary Information
                                HIGHLY RESTRICTED

         d. a pro-rata amount of any waived access installation charges based on the number of months remaining in the Term of the terminated Service.

         The amounts in subsections (c) and (d) are due regardless of whether Customer orders a replacement ATM Service, except that they will be waived if Customer orders a replacement Service at the same Service location which uses the same access line as the terminated Service, and the Order for the replacement Service complies with Section VII.(B) of the Agreement.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-1
                                   ATM CHARGES

ATM PORT PRICING

                    Monthly Recurring       Monthly Recurring
Port Speed        Charges - 1 year term   Charges - 2 year term    Non-recurring charges
----------        ---------------------   ---------------------    ---------------------
    DS1                  $[*****]                 $[*****]                $[*****]
   2xDS1                 $[*****]                 $[*****]                $[*****]
   3xDS1                 $[*****]                 $[*****]                $[*****]
   4xDS1                 $[*****]                 $[*****]                $[*****]
   5xDS1                 $[*****]                 $[*****]                $[*****]
   6xDS1                 $[*****]                 $[*****]                $[*****]
   7xDS1                 $[*****]                 $[*****]                $[*****]
   8xDS1                 $[*****]                 $[*****]                $[*****]
    DS3                  $[*****]                 $[*****]                $[*****]

ATM Services require a minimum order term of 1 year.

Orders for DS3 and OC3 circuits may require a Special Customer Arrangement.

ATM PVC PRICING (FLAT RATE)

                            Per 64 Kbps SCR              Per 1 Mbps SCR
Service Category         (Less than 3 Mbps PVC)       (At least 3 Mbps PVC)
---------------          ---------------------        ---------------------
CBR                         $[*****] per 64 Kbps        $[*****] per 1 Mbps
VBR-nrt                     $[*****] per 64 Kbps        $[*****] per l Mbps

For PVCs with PCR less than 3 Mbps, Sprint will charge Customer in 64 Kbps increments.

For PVCs with PCR greater than or equal to 3 Mbps, Sprint will charge Customer in 1 Mbps increments.

Sprint Port Bandwidth              Per UBR PVC
---------------------              -----------
DS1                                   $[*****]
2xDS1                                 $[*****]
3xDS1                                 $[*****]
4xDS1                                 $[*****]
5xDS1                                 $[*****]
6xDS1                                 $[*****]
7xDS1                                 $[*****]
8xDS1                                 $[*****]
DS3                                   $[*****]

Pricing is based on the lower of the originating or terminating port bandwidth for each one-way ATM UBR PVC.

Sprint will charge Customer a $[*****] fixed PVC establishment charge (non-recurring) for each one-way domestic ATM PVC installed during the term.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-1
                                   ATM CHARGES

Installation Promotion

Non-recurring port charges listed above for 1 year service terms will be [*****]. Non-recurring port charges listed above for [*****] year service terms will [*****].

If Customer terminates a Service prior to the expiration of the Term for that Service, Customer will pay Sprint [*****]. This amount is due regardless of whether Customer orders a replacement Service.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-2
                                   ATM CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access. For dedicated access services other than T-1, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

         Monthly Recurring Charges                             Non-Recurring Charges
-------------------------------------------      --------------------------------------------------
Access        COC     ACF      EFC     L.L.      Maintenance     Conversion       Install Charges
------      ------   ------   -----    ----      -----------     ----------    --------------------
SPA         $[*****] $[*****] $[*****] ICB          $[*****]        $[*****]     COC      $[*****]
                                                                                 ACF      $[*****]
                                                                                 L.L.     $[*****]
---------------------------------------------------------------------------------------------------
SCVBA       $[*****] $[*****]   ICB    ICB          $[*****]        $[*****]     COC      $[*****]
                                                                                 ACF      $[*****]
                                                                                 EFC           0.0
                                                                                 L.L.     $[*****]
---------------------------------------------------------------------------------------------------
CPA-SWC     $[*****] $[*****]   ICB    N/A            N/A           $[*****]              $[*****]
---------------------------------------------------------------------------------------------------
CPA-POP     $[*****] $[*****] $[*****] N/A            N/A           $[*****]              $[*****]
---------------------------------------------------------------------------------------------------

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA - POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-3
                           PROMOTIONAL ACCESS CHARGES

PRICING APPLICABLE ONLY FOR [*****] YEAR CIRCUIT TERM OR [*****]. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required circuit term, Customer must repay to Sprint [*****]. Private Line services and SDS are [*****] for this promotional access pricing.

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access.

It is possible to have different access choices on each individual circuit.

                Monthly Recurring Charges                                      Non-Recurring Charges
--------------------------------------------------------       -----------------------------------------------
Access        COC        ACF            EFC         L.L.       Maintenance     Conversion     Install Charges
------      ------     ------          -----        ----       -----------     ----------    -----------------
SPA         $[*****]   $[*****]        $[*****]     ICB           $[*****]        $[*****]     COC      $[*****]
                                                                                               ACF      $[*****]
                                                                                               L.L.     $[*****]
--------------------------------------------------------------------------------------------------------------
SCVBA       $[*****]   $[*****]          ICB        ICB           $[*****]        $[*****]     COC      $[*****]
                                                                                               ACF      $[*****]
                                                                                               EFC      $[*****]
                                                                                               L.L.     $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-SWC     $[*****]   $[*****]          ICB        N/A             N/A           $[*****]              $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-POP     $[*****]   $[*****]        $[*****]     N/A             N/A           $[*****]              $[*****]
--------------------------------------------------------------------------------------------------------------

Promotional Monthly Recurring Local Loop Charges
------------------------------------------------
Tariff 8 List Price           Promotional Price
-------------------           ------------------
 $[*****]                    Tariff 8 List Price
 $[*****]                            $[*****]
 $[*****]                            $[*****]
 $[*****]                    Tariff 8 List Price

For dedicated access services other than T-1, the tariff charges [*****].

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-4
                                 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-3 access. For dedicated access services other than T-3, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

                Monthly Recurring Charges                                      Non-Recurring Charges
---------------------------------------------------------       ---------------------------------------------
Access        COC          ACF           EFC         L.L.       Maintenance  Conversion     Install Charges
------      -------     -------         -----        ----       -----------  ----------   -------------------
SPA         $[*****]    $[*****]        $[*****]     ICB           $[*****]     $[*****]    COC       $[*****]
                                                                                            ACF       $[*****]
                                                                                            L.L.          ICB
-------------------------------------------------------------------------------------------------------------
SCVBA       $[*****]    $[*****]          ICB        ICB           $[*****]     $[*****]    COC       $[*****]
                                                                                            ACF       $[*****]
                                                                                            EFC           ICB
                                                                                            L.L.          ICB
-------------------------------------------------------------------------------------------------------------
CPA-SWC     $[*****]    $[*****]          ICB        N/A             N/A        $[*****]              $[*****]
-------------------------------------------------------------------------------------------------------------
CPA-POP     $[*****]    $[*****]          N/A        N/A             N/A        $[*****]              $[*****]
-------------------------------------------------------------------------------------------------------------

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA - POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT ATM-5
                         PROMOTIONAL T -3 ACCESS CHARGES

PRICING APPLICABLE ONLY FOR [*****] YEAR CIRCUIT TERM OR [*****]. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required [*****] year circuit term, Customer must repay to Sprint [*****]. T -3s installed for voice service, Private Line services and SDS are [*****] for this promotional access pricing,

The following matrix illustrates the charges connected with four access choices associated with dedicated T -3 access.

It is possible to have different access choices on each individual circuit.

                Monthly Recurring Charges                                      Non-Recurring Charges
---------------------------------------------------------       ---------------------------------------------
Access        COC         ACF            EFC         L.L.       Maintenance  Conversion     Install Charges
------      -------     -------         -----        ----       -----------  ----------   -------------------
SPA        $[*****]     $[*****]       $[*****]      ICB        $[*****]     $[*****]       COC      $[*****]
                                                                                            ACF      $[*****]
                                                                                            L.L.     $[*****]
-------------------------------------------------------------------------------------------------------------
SCVBA      $[*****]     $[*****]          ICB        ICB        $[*****]     $[*****]       COC      $[*****]
                                                                                            ACF      $[*****]
                                                                                            EFC      $[*****]
                                                                                            L.L.     $[*****]
-------------------------------------------------------------------------------------------------------------
CPA-SWC    $[*****]     $[*****]          ICB        N/A           N/A       $[*****]                $[*****]
-------------------------------------------------------------------------------------------------------------
CPA-POP    $[*****]     $[*****]          N/A        N/A           N/A       $[*****]                $[*****]
-------------------------------------------------------------------------------------------------------------

                             Proprietary Information
                                HIGHLY RESTRICTED

                                  ATTACHMENT FR
                            TERMS AND CONDITIONS FOR
                    SPRINT WHOLESALE FRAME RELAY SERVICE(SM)

The following additional terms and conditions apply to Sprint Wholesale Frame Relay Service(sm) ("Frame Relay Service").

1. PRODUCT DESCRIPTION. Frame Relay Service is a fully re-branded/re-billed product to enable resellers to sell a high-speed communications technology that allows for data network interoperability. Frame Relay Service is a high-performance, cost-effective offering for connecting multiple Local Area Networks ("LANs") which leverages the reliability of Sprint's industry-leading fiber-optic network. Frame Relay Service is currently available throughout the United States where digital local access is available.

2. PRODUCT ELEMENTS. The product elements of Frame Relay Service include physical access, access channel (port), and PVC's. The port speeds for the Wholesale offering range from 56/64 Kbps to full T-1 (1536 Kbps). The PVC CIR for the Wholesale offering range from 0 CIR to 1024 Kbps.

3. PRICE COMPONENTS. There are three primary components to the monthly recurring pricing of domestic Wholesale Frame Relay: Local Access Facilities (dedicated), Access Channels (Ports) and PVCs. Pricing for Wholesale Frame Relay is stated on Attachments FR-1, FR-2 and FR-3.

         a. Local Access Facilities must be obtained to access Wholesale Frame Relay. Local Access Facility components and rates are pursuant to Sprint Tariff F.C.C. No. 8. Both monthly recurring charges (MRC) and non-recurring charges will apply.

         b. Access Channel speed is selected to accommodate the various PVCs that will use that particular access channel. Access Channel speeds range from 56/64 Kbps to full T-1 (1.344/1.536 Mbps) and are available in speeds as follows: N x 56/64 Kbps (where N = 1-12, 14, 16, 20, 24). The access channel must be large enough to accommodate the cumulative egress of all PVCs connected to that Access Channel. Monthly recurring charges (MRC), non-recurring charges (NRC), and installation charges per port will apply.

         c. PVCs interconnect the customer's specific end-points on the interexchange network. PVCs use packet-switching technology to automatically route around network-related failures. PVCs are pre-defined for each pair of end-point devices so a virtual network path (circuit) is always available without any call set-up delay. This results in faster access to the network, better response time for end user applications, and a high degree of network security. Sprint's standard PVC is Zero CIR; in cases where a Committed Information Rate
         (CIR) is requested, these PVCs are referred to as Committed CIR. Sprint's PVCs can be provisioned with a variety of CIRs from 0 to 1024 Kbps and are available in speeds as follows: 0, 16, 32, 48 Kbps and N x 64 Kbps (where N = 1-16). Monthly recurring charges (MRC), non-recurring charges (NRC), and installation charges per PVC will apply.

4. FRAME RELAY SWITCH DIVERSITY. Frame Relay Switch Diversity provides two separate connections originating from the same router and terminating on a separate Frame Relay switch in a different Technical Operating Center ("TOC"). The primary and back-up FRAFs are terminated at the same local exchange company and the same Sprint Point of Presence ("POP") (see Sprint Tariff F.C.C. No. 7 for a listing of POPs); however, they are then routed to separate

                             Proprietary Information
                                HIGHLY RESTRICTED

         Frame Relay switches located in separate TOCs. The Frame Relay Switch Diversity service supports the same range of the access channel speeds as the regular Frame Relay Service.

         The pricing consists of two sets of Frame Relay Access Channels, two sets of PVCs, along with a fixed monthly long haul routing charge for the back-up Frame Relay Access Channel.

5. ORDERING. Customer must execute and maintain on file with Sprint the Order For Data Communications Services for Wholesale Frame Relay Service sites ordered pursuant to this Agreement.

6. MMC CONTRIBUTORY SERVICE. Only the monthly recurring port and PVC charges for Frame Relay Service purchased under this Agreement contribute to meeting Customer's MMC. MMC Contributory Service Usage Charges are calculated after all available discounts and credits have been applied.

7. EARLY SERVICE TERMINATION CHARGES. If Customer terminates any Frame Relay Service before the expiration of the term for that Service, Customer must pay a lump sum early service termination charge as follows:

         a. 100% of the monthly recurring port and PVC charges for each month remaining in the first year of the Term for the terminated Service, plus

         b. 50% of the monthly recurring port and PVC charges for each month remaining in the second and subsequent years of the Term for the terminated Service; plus

         c. 100% of remaining monthly recurring access line charges for bandwidth of T-3 or greater as outlined in Section VII.A. of the Agreement, plus

         d. a pro-rata amount of any waived installation charges based on the number of months remaining in the Term of the terminated Service.

         The amounts in subsections (c) and (d) are due regardless of whether Customer orders a replacement Frame Relay Service, except that they will be waived if Customer orders a replacement Service at the same Service location which uses the same access line as the terminated Service, and the Order for the replacement Service complies with
         Section VII.(B) of the Agreement.

                             Proprietary Information
                                HIGHLY RESTRICTED

                            ATTACHMENT DEDICATED IP-1
                              DEDICATED IP CHARGES

                 Monthly Recurring Charges
                --------------------------          Non-Recurring
Port Speed      1 Year Term    2 Year Term            Charges
----------      -----------    -----------          -------------
   56/64          $[*****]        $[*****]             $[*****]
    128           $[*****]        $[*****]             $[*****]
    256           $[*****]        $[*****]             $[*****]
    384           $[*****]        $[*****]             $[*****]
    512           $[*****]        $[*****]             $[*****]
    640           $[*****]        $[*****]             $[*****]
    768           $[*****]        $[*****]             $[*****]
   T - 1          $[*****]        $[*****]             $[*****]
 3M - Mmb         $[*****]        $[*****]             $[*****]
4.5M - Mmb        $[*****]        $[*****]             $[*****]
  6M-Mmb          $[*****]        $[*****]             $[*****]
7.5M - Mmb        $[*****]        $[*****]             $[*****]
 9M - Mmb         $[*****]        $[*****]             $[*****]
  6M FDS3         $[*****]        $[*****]             $[*****]
  9M FDS3         $[*****]        $[*****]             $[*****]
 12M FDS3         $[*****]        $[*****]             $[*****]
 15M FDS3         $[*****]        $[*****]             $[*****]
 18M FDS3         $[*****]        $[*****]             $[*****]
 22M FDS3         $[*****]        $[*****]             $[*****]
 25M FDS3         $[*****]        $[*****]             $[*****]
 28M FDS3         $[*****]        $[*****]             $[*****]
 31M FDS3         $[*****]        $[*****]             $[*****]
 34M FDS3         $[*****]        $[*****]             $[*****]
    DS3           $[*****]        $[*****]             $[*****]

INSTALLATION PROMOTION

Non-recurring port charges listed above for 1 year service terms will be [*****]%. Non-recurring port charges listed above for 2 year service terms will [*****].

If Customer terminates a Service prior to the expiration of the Term for that Service, Customer will pay Sprint [*****]. This amount is due regardless of whether Customer orders a replacement Service.

                             Proprietary Information
                                HIGHLY RESTRICTED

                             ATTACHMENT DEDICATED IP

                            TERMS AND CONDITIONS FOR
                SPRINT WHOLESALE DEDICATED INTERNET SERVICE(SM)

The following additional terms and conditions apply to Sprint Wholesale Dedicated Internet Service(sm) ("Dedicated Internet Service"). If Customer is an Internet Service Provider ("ISP"), the Terms and Conditions for Internet Service Providers, attached hereto, will also apply to Sprint's provision and Customer's use of Dedicated Internet Services.

1. PRODUCT DESCRIPTION. Dedicated Internet Service is a fully re-branded/re-billed product to enable resellers to sell a data Internet protocol (IP) product to customers.

         The product utilizes router-based architecture to interface with customer routers for the transmission of IP packets from source to destination. Sprint maintains the necessary interfaces with all public interexchange points of the Internet as well as additional private peering points to other Network Service Providers as necessary to manage operations and performance. Since the Internet is a network of multiple networks, performance cannot be guaranteed.

2. PRODUCT ELEMENTS. The product elements of Dedicated Internet Service include physical access, a port, Primary DNS function, and Secondary DNS functions. The port speeds for the Wholesale offering range from 56/64 Kbps to full OC-12.

3.       PRICING COMPONENTS.

         The price components of Dedicated Internet Service are listed below. Dedicated Internet Service are in Attachments IP-1, IP-2, IP-3 and IP-4.

         LEC Access:

                  Pursuant to Sprint F.C.C Tariff No.2 or Special Customer Arrangement Both Monthly Recurring Charge (MRC) and Non-Recurring Charge (NRC) will apply.

         Port:

                  56/64 Kbps, N x 64 Kbps (N = 2, 4, 6, 8, 10, 12, 24) and DS3.
                  Both Monthly Recurring Charge (MRC) and Non-Recurring Charge
                  (NRC) per port will apply.

         Value Added Features:

                  Primary Domain Name Service (DNS)

                  -$[*****] Monthly Recurring Charge per Primary Domain Name)

                  Secondary Domain Name Service (DNS)

                  -No Charge for up to 50 zones

                  -Additional zones may be available on a case-by-case basis, subject to approval by Sprint

                  -Monthly Recurring Charge (MRC) to be determined

                  Access Diversity

                  -May be available on a case-by-case basis, subject to approval by Sprint

                  -Charges are to be determined

                             Proprietary Information
                                HIGHLY RESTRICTED

4. MMC CONTRIBUTORY SERVICE. Only the monthly recurring port charges for Dedicated Internet Service purchased under this Agreement contribute to meeting Customer's MMC. MMC Contributory Service Usage Charges are calculated after all available discounts and credits have been applied.

5. EARLY SERVICE TERMINATION CHARGES. If Customer terminates any Dedicated Internet Service before the expiration of the term for that Service, Customer must pay a lump sum early service termination charge as follows:

         a. [*****]% of the monthly recurring port charges for each month remaining in the first year of the Term for the terminated Service, plus

         b. [*****]% of the monthly recurring port charges for each month remaining in the second and subsequent years of the Term for the terminated Service; plus

         c. [*****]% of remaining monthly recurring access line charges for bandwidth of T-3 or greater as outlined in Section VII.A of the Agreement, plus

         d. [*****] of any waived access installation charges based on the number of months remaining in the Term of the terminated Service.

         The amounts in subsections (c) and (d) are due regardless of whether Customer orders a replacement Dedicated Internet Service, except that they will be waived if Customer orders a replacement Service at the same Service location which uses the same access line as the terminated Service, and the Order for the replacement Service complies with
         Section VII.(B) of the Agreement.

6.       ADDITIONAL CUSTOMER REPRESENTATIONS AND WARRANTIES.

         Customer may not abuse or fraudulently use Dedicated Internet Service, or permit or assist others to do so. Prohibited conduct includes, but is not limited to, the following (or any attempt to do the following):

         a. Obtaining Service by any means or device with intent to avoid payment; or

         b. Obtaining unauthorized access to, or altering or destroying any information of another Sprint customer by any means or device; or

         c. Using the Service so as to interfere with the use of the Sprint network by other customers or authorized users, or in violation of the law or in aid of any unlawful act; or

         d. Using the Service in a manner which, in the sole opinion of Sprint, is not in accordance with generally accepted rules of Internet conduct as adopted and modified by Sprint.

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT FR -1(a)

FRAME RELAY CHARGES

ACCESS CHANNELS (PORTS) CHARGE

                            MONTHLY RECURRING CHARGES

                                                                   Non-Recurring
Port Speed               1 Year                2 Year                 Charges
----------               ------                ------              -------------
  56/64                  $[*****]              $[*****]               $[*****]
   128                   $[*****]              $[*****]               $[*****]
   256                   $[*****]              $[*****]               $[*****]
   512                   $[*****]              $[*****]               $[*****]
  1536                   $[*****]              $[*****]               $[*****]
DS3 (45M)                $[*****]              $[*****]               $[*****]

LAN PVC CHARGES

                            MONTHLY RECURRING CHARGES

                                                                   Non-Recurring
PVC CIR(kbps)              1 Year                2 Year              Charges
-------------              ------                ------            -------------
      0                      $[*****]              $[*****]          $[*****]

                             Proprietary Information
                                HIGHLY RESTRICTED

                               ATTACHMENT FR -1(b)

FRAME RELAY CHARGES

FRAME RELAY SWITCH DIVERSITY CHARGES

* The following charges from the table below is in addition to the charges for access channels and PVCs above.

       Long Haul Monthly Routing Charge
Diversity 56/65                       $[*****]
Diversity FT1                         $[*****]
Diversity T1                          $[*****]

INSTALLATION PROMOTION

Non-recurring port and PVC charges listed on FR-1(a) for 1 year service terms will be [*****]. Non-recurring port and PVC charges listed on FR-l(a) for 2 and 3 year service terms will [*****].

If Customer terminates a Service prior to the expiration of the Term for that Service, Customer will pay Sprint [*****]. This amount is due regardless of whether Customer orders a replacement Service.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT FR - 2
                                 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access. For dedicated access services other than T-1, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

WHEN T-1 ACCESS IS PROVISIONED IT MUST BE PROVISIONED WITH A 128K OR GREATER
PORT.

                 Monthly Recurring Charges                                           Non-Recurring Charges
-----------------------------------------------------------       --------------------------------------------------
Access          COC         ACF            EFC         L.L.       Maintenance    Conversion       Install Charges
------         ------     ------          -----        ----       -----------    ----------    ---------------------
SPA            $[*****]   $[*****]        $[*****]     ICB           $[*****]       $[*****]     COC       $[*****]
                                                                                                 ACF       $[*****]
                                                                                                 L.L.      $[*****]
--------------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]   $[*****]          ICB        ICB           $[*****]       $[*****]     COC       $[*****]
                                                                                                 ACF       $[*****]
                                                                                                 EFC       $[*****]
                                                                                                 L.L.      $[*****]
--------------------------------------------------------------------------------------------------------------------
CPA-SWC        $[*****]   $[*****]          ICB        N/A             N/A          $[*****]               $[*****]
--------------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]   $[*****]        $[*****]     N/A             N/A          $[*****]               $[*****]
--------------------------------------------------------------------------------------------------------------------

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (LL.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA-POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT FR - 3
                           PROMOTIONAL ACCESS CHARGES

PRICING APPLICABLE ONLY FOR ONE (1) YEAR CIRCUIT TERM OR GREATER T-1S INSTALLED BETWEEN SEPTEMBER 1, 2002 AND DECEMBER 31, 2003. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required one (1) year circuit term, Customer must repay to Sprint a pro-rata portion of all waived installation charges based upon the number of months remaining in the required one (1) year circuit term. T-1s installed for voice service, Private Line services and SOS are NOT eligible for this promotional access pricing.

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access.

It is possible to have different access choices on each individual circuit.

WHEN T-1 ACCESS IS PROVISIONED IT MUST BE PROVISIONED WITH A 128K OR GREATER
PORT.

                Monthly Recurring Charges                                           Non-Recurring Charges
-----------------------------------------------------------       ------------------------------------------------
Access          COC        ACF             EFC         L.L.       Maintenance    Conversion      Install Charges
-------        ------     ------          -----        ----       -----------    ----------    -------------------
SPA            $[*****]   $[*****]        $[*****]     ICB           $[*****]       $[*****]     COC        $[*****]
                                                                                                 ACF        $[*****]
                                                                                                 L.L.       $[*****]
--------------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]   $[*****]          ICB        ICB           $[*****]       $[*****]     COC        $[*****]
                                                                                                 ACF        $[*****]
                                                                                                 EFC        $[*****]
                                                                                                 L.L.       $[*****]
--------------------------------------------------------------------------------------------------------------------
CPA-SWC        $[*****]   $[*****]          ICB        N/A             N/A          $[*****]                $[*****]
--------------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]   $[*****]        $[*****]     N/A             N/A          $[*****]                $[*****]
--------------------------------------------------------------------------------------------------------------------

Promotional Monthly Recurring Local Loop Charges
------------------------------------------------
Tariff 8 List Price           Promotional Price
-------------------          -------------------
 $[*****]                    Tariff 8 List Price
 $[*****]                           $[*****]
 $[*****]                           $[*****]
 $[*****]                    Tariff 8 List Price

For dedicated access services other than T-1, the tariff charges apply, except as noted below.

PRICING APPLICABLE ONLY FOR ONE (1) YEAR CIRCUIT TERM OR GREATER 56/64 KBPS DAL INSTALLED BETWEEN SEPTEMBER 1, 2002 AND DECEMBER 31, 2003. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required one (1) year circuit term, Customer must repay to Sprint a pro-rata portion of all waived installation charges based upon the number of months remaining in the required one (1) year circuit term. 56/64 Kbps DAL installed for voice service, Private Line services and SDS are NOT eligible for this promotional access pricing.

  Promotional Monthly Recurring Local Loop Charges
-----------------------------------------------------
Tariff 8 List Price                Promotional Price
-------------------               -------------------
   $[*****]                       Tariff 8 List Price
   $[*****]                             $[*****]
   $[*****]                       Tariff 8 List Price

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT FR - 4
                                 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-3 access. For dedicated access services other than T-3, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

               Monthly Recurring Charges                                          Non-Recurring Charges
-----------------------------------------------------------       ------------------------------------------------
Access           COC       ACF             EFC         L.L.       Maintenance    Conversion      Install Charges
------         -------    -------         -----        ----       -----------    ----------    -------------------
SPA            $[*****]   $[*****]        $[*****]     ICB           $[*****]       $[*****]     COC       $[*****]
                                                                                                 ACF       $[*****]
                                                                                                 L.L.          ICB
--------------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]   $[*****]          ICB        ICB           $[*****]       $[*****]     COC       $[*****]
                                                                                                 ACF       $[*****]
                                                                                                 EFC           ICB
                                                                                                 L.L.          ICB
--------------------------------------------------------------------------------------------------------------------
CPA-SWC        $[*****]   $[*****]          ICB        N/A             N/A          $[*****]               $[*****]
--------------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]   $[*****]          N/A        N/A             N/A          $[*****]               $[*****]
--------------------------------------------------------------------------------------------------------------------

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and request to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customers premises to Sprint's Serving Wire Center.

CPA-POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                ATTACHMENT FR - 5
                           PROMOTIONAL ACCESS CHARGES

PRICING APPLICABLE ONLY FOR TWO (2) YEAR CIRCUIT TERM OR GREATER T-3S INSTALLED BETWEEN SEPTEMBER 1, 2002 AND DECEMBER 31, 2003. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required two (2) year circuit term, Customer must repay to Sprint a pro-rata portion of all waived installation charges based upon the number of months remaining in the required two (2) year circuit term. T-3s installed for voice service, Private Line services and SDS are NOT eligible for this promotion access pricing.

The following matrix illustrates the charges connected with four access choices associated with dedicated T -3 access.

It is possible to have different access choices on each individual circuit.

               Monthly Recurring Charges                                         Non-Recurring Charges
-----------------------------------------------------------       ---------------------------------------------------
Access          COC        ACF             EFC         L.L.       Maintenance    Conversion      Install Charges
------         -------    -------         -----        ----       -----------    ----------    -------------------
SPA            $[*****]   $[*****]        $[*****]     ICB        $[*****]          $[*****]     COC         $[*****]
                                                                                                 ACF         $[*****]
                                                                                                 L.L.        $[*****]
---------------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]   $[*****]         ICB         ICB        $[*****]          $[*****]     COC         $[*****]
                                                                                                 ACF         $[*****]
                                                                                                 EFC         $[*****]
                                                                                                 L.L.        $[*****]
CPA-SWC        $[*****]   $[*****]         ICB         N/A            N/A           $[*****]                 $[*****]
---------------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]   $[*****]         N/A         N/A            N/A           $[*****]                 $[*****]
---------------------------------------------------------------------------------------------------------------------

                             Proprietary Information
                                HIGHLY RESTRICTED

                             ATTACHMENT DEDICATED IP

                            TERMS AND CONDITIONS FOR
                SPRINT WHOLESALE DEDICATED INTERNET SERVICE(SM)

The following additional terms and conditions apply to Sprint Wholesale Dedicated Internet Service(sm) ("Dedicated Internet Service"). If Customer is an Internet Service Provider ("ISP"), the Terms and Conditions for Internet Service Providers, attached hereto, will also apply to Sprint's provision and Customer's use of Dedicated Internet Services.

1. PRODUCT DESCRIPTION. Dedicated Internet Service is a fully re-branded/re-billed product to enable resellers to sell a data Internet protocol (IP) product to customers.

         The product utilizes router-based architecture to interface with customer routers for the transmission of IP packets from source to destination. Sprint maintains the necessary interfaces with all public interexchange points of the Internet as well as additional private peering points to other Network Service Providers as necessary to manage operations and performance. Since the Internet is a network of multiple networks, performance cannot be guaranteed.

2. PRODUCT ELEMENTS. The product elements of Dedicated Internet Service include physical access, a port, Primary DNS function, and Secondary DNS functions. The port speeds for the Wholesale offering range from 56/64 Kbps to full OC-12.

3.       PRICING COMPONENTS.

         The price components of Dedicated Internet Service are listed below. Prices for Dedicated Internet Service are in Attachments IP-1, IP-2, IP-3 and IP-4.

         LEC Access:

                  Pursuant to Sprint F.C.C. Tariff No. 8 or Special Customer Arrangement Both Monthly Recurring Charge (MRC) and Non-Recurring Charge (NRC) will apply.

         Port:

                  56/64 Kbps. N x 64 Kbps (N = 2, 4, 6, 8, 10, 12, 24) and DS3.
                  Both Monthly Recurring Charge (MRC) and Non-Recurring Charge
                  (NRC) per port will apply.

         Value Added Features:

                  Primary Domain Name Service (DNS)

                  -$100 Monthly Recurring Charge per Primary Domain Name)

                  Secondary Domain Name Service (DNS)

                  -No Charge for up to 50 zones

                  -Additional zones may be available on a case-by-case basis, subject to approval by Sprint

                  -Monthly Recurring Charge (MRC) to be determined

                  Access Diversity

                  -May be available on a case-by-case basis, subject to approval by Sprint

                  -Charges are to be determined

                             Proprietary Information
                                HIGHLY RESTRICTED

4. MMC CONTRIBUTORY SERVICE. Only the monthly recurring port charges for Dedicated Internet Service purchased under this Agreement contribute to meeting Customer's MMC. MMC Contributory Service Usage Charges are calculated after all available discounts and credits have been applied.

5. EARLY SERVICE TERMINATION CHARGES. If Customer terminates any Dedicated Internet Service before the expiration of the term for that Service, Customer must pay a lump sum early service termination charge as follows:

         a. 100% of the monthly recurring port charges for each month remaining in the first year of the Term for the terminated Service, plus

         b. 50% of the monthly recurring port charges for each month remaining in the second and subsequent years of the Term for the terminated Service; plus

         c. 100% of remaining monthly recurring access line charges for bandwidth of T-3 or greater as outlined in Section VII.A. of the Agreement, plus

         d. a pro-rata amount of any waived access installation charges based on the number of months remaining in the Term of the terminated Service.

         The amounts in subsections (c) and (d) are due regardless of whether Customer orders a replacement Dedicated Internet Service, except that they will be waived if Customer orders a replacement Service at the same Service location which uses the same access line as the terminated Service, and the Order for the replacement Service complies with
         Section VII.(B) of the Agreement.

6.       ADDITIONAL CUSTOMER REPRESENTATIONS AND WARRANTIES.

         Customer may not abuse or fraudulently use Dedicated Internet Service, or permit or assist others to do so. Prohibited conduct includes, but is not limited to, the following (or any attempt to do the following):

         a. Obtaining Service by any means or device with intent to avoid payment; or

         b. Obtaining unauthorized access to, or altering or destroying any information of another Sprint customer by any means or device; or

         c. Using the Service so as to interfere with the use of the Sprint network by other customers or authorized users, or in violation of the law or in aid of any unlawful act; or

         d. Using the Service in a manner which, in the sale opinion of Sprint, is not in accordance with generally accepted rules of internet conduct as adopted and modified by Sprint.

                             Proprietary Information
                                HIGHLY RESTRICTED

                            ATTACHMENT DEDICATED IP-1
                              DEDICATED IP CHARGES

                           Monthly Recurring Charges    Non-Recurring
Port Speed            1 Year Term       2 Year Term        Charges
----------            -----------       -----------     -------------
  56/64                 $[*****]           $[*****]        $[*****]
   128                  $[*****]           $[*****]        $[*****]
   256                  $[*****]           $[*****]        $[*****]
   384                  $[*****]           $[*****]        $[*****]
   512                  $[*****]           $[*****]        $[*****]
   640                  $[*****]           $[*****]        $[*****]
   768                  $[*****]           $[*****]        $[*****]
  T - 1                 $[*****]           $[*****]        $[*****]
 3M - Mmb               $[*****]           $[*****]        $[*****]
4.5M - Mmb              $[*****]           $[*****]        $[*****]
  6M-Mmb                $[*****]           $[*****]        $[*****]
7.5M - Mmb              $[*****]           $[*****]        $[*****]
 9M - Mmb               $[*****]           $[*****]        $[*****]
 6M FDS3                $[*****]           $[*****]        $[*****]
 9M FDS3                $[*****]           $[*****]        $[*****]
 12M FDS3               $[*****]           $[*****]        $[*****]
 15M FDS3               $[*****]           $[*****]        $[*****]
 18M FDS3               $[*****]           $[*****]        $[*****]
 22M FDS3               $[*****]           $[*****]        $[*****]
 25M FDS3               $[*****]           $[*****]        $[*****]
 28M FDS3               $[*****]           $[*****]        $[*****]
 31M FDS3               $[*****]           $[*****]        $[*****]
 34M FDS3               $[*****]           $[*****]        $[*****]
   DS3                  $[*****]           $[*****]        $[*****]

INSTALLATION PROMOTION

Non-recurring port charges listed above for 1 year service terms will be [*****]. Non-recurring port charges listed above for 2 year service terms will [*****].

If Customer terminates a Service prior to the expiration of the Term for that Service, Customer will pay Sprint [*****]. This amount is due regardless of whether Customer orders a replacement Service.

                             Proprietary Information
                                HIGHLY RESTRICTED

                            ATTACHMENT DEDICATED IP-2
                                 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access. For dedicated access services other than T-1, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

                 Monthly Recurring Charges                                       Non-Recurring Charges
-----------------------------------------------------------      -----------------------------------------------
Access           COC         ACF         EFC          L.L.      Maintenance    Conversion     Install Charges
------          ------      ------      -----         ----      -----------    ----------  ---------------------
SPA            $[*****]    $[*****]    $[*****]       ICB         $[*****]      $[*****]      COC       $[*****]
                                                                                              ACF       $[*****]
                                                                                              L.L.      $[*****]
----------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]    $[*****]       ICB         ICB         $[*****]      $[*****]      COC       $[*****]
                                                                                              ACF       $[*****]
                                                                                              EFC       $[*****]
                                                                                              L.L.      $[*****]
----------------------------------------------------------------------------------------------------------------
CPA-SWC        $[*****]    $[*****]       ICB         N/A            N/A        $[*****]                $[*****]
----------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]    $[*****]    $[*****]       N/A            N/A        $[*****]                $[*****]
----------------------------------------------------------------------------------------------------------------

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA-POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                            ATTACHMENT DEDICATED IP-3
                           PROMOTIONAL ACCESS CHARGES

PRICING APPLICABLE ONLY FOR [*****] YEAR CIRCUIT TERM OR GREATER [*****]. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required [*****] year circuit term, Customer must repay to Sprint [*****]. T-1s installed for voice service, Private Line services, T-1 Burstable IP Ports and SDS are [*****] for this promotional access pricing.

The following matrix illustrates the charges connected with four access choices associated with dedicated T-1 access.

It is possible to have different access choices on each individual circuit.

               Monthly Recurring Charges                                         Non-Recurring Charges
-------------------------------------------------------------     -----------------------------------------------
Access          COC         ACF           EFC          L.L.       Maintenance    Conversion    Install Charges
------         ------     ------         -----      ---------     -----------    ----------   -------------------
SPA            $[*****]   $[*****]       $[*****]   See below      $[*****]         $[*****]    COC      $[*****]
                                                                                                ACF      $[*****]
                                                                                                L.L.     $[*****]
-----------------------------------------------------------------------------------------------------------------
SCVBA          $[*****]   $[*****]         ICB      See below      $[*****]         $[*****]    COC      $[*****]
                                                                                                ACF      $[*****]
                                                                                                EFC      $[*****]
                                                                                                L.L.     $[*****]
-----------------------------------------------------------------------------------------------------------------
CPA-SWC        $[*****]   $[*****]         ICB         N/A             N/A          $[*****]             $[*****]
-----------------------------------------------------------------------------------------------------------------
CPA-POP        $[*****]   $[*****]       $[*****]      N/A             N/A          $[*****]             $[*****]
-----------------------------------------------------------------------------------------------------------------

  Promotional Monthly Recurring Local Loop Charges
----------------------------------------------------
Schedule 8 List Price           Promotional Price
---------------------           -----------------
$  [*****]                    Schedule 8 List Price
$  [*****]                        $[*****]
$  [*****]                        $[*****]
$  [*****]                    Schedule 8 List Price

For dedicated access services other than T-1, the Schedule charges apply, except as noted below.

PRICING APPLICABLE ONLY FOR [*****] YEAR CIRCUIT TERM OR GREATER 56/64 KBPS DAL INSTALLED BETWEEN SEPTEMBER 1, 2002 AND DECEMBER 31, 2003.

If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required [*****] year circuit term, Customer must repay to Sprint [*****]. 56/64 Kbps DAL installed for voice service, Private Line services and SDS are [*****] for this promotional access pricing.

 Promotional Monthly Recurring Local Loop Charges
-----------------------------------------------------
Schedule 8 List Price            Promotional Price
---------------------            -----------------
$  [*****]                  Schedule 8 List Price
$  [*****]                          $[*****]
$  [*****]                  Schedule 8 List Price

                             Proprietary Information
                                HIGHLY RESTRICTED

                            ATTACHMENT DEDICATED IP-4
                                 ACCESS CHARGES

The following matrix illustrates the charges connected with four access choices associated with dedicated T-3 access. For dedicated access services other than T-3, the tariff charges apply.

It is possible to have different access choices on each individual circuit.

                     Monthly Recurring Charges                                      Non-Recurring Charges
-----------------------------------------------------------       ----------------------------------------------
Access          COC         ACF            EFC         L.L.       Maintenance    Conversion    Install Charges
------        -------     -------         -----        ----       -----------    ----------   ------------------
SPA           $[*****]    $[*****]        $[*****]     ICB           $[*****]      $[*****]     COC     $[*****]
                                                                                                ACF     $[*****]
                                                                                                L.L.         ICB
----------------------------------------------------------------------------------------------------------------
SCVBA         $[*****]    $[*****]          ICB        ICB           $[*****]      $[*****]     COC     $[*****]
                                                                                                ACF     $[*****]
                                                                                                EFC          ICB
                                                                                                L.L.         ICB
----------------------------------------------------------------------------------------------------------------
CPA-SWC       $[*****]    $[*****]          ICB        N/A             N/A         $[*****]             $[*****]
----------------------------------------------------------------------------------------------------------------
CPA-POP       $[*****]    $[*****]          N/A        N/A             N/A         $[*****]             $[*****]
----------------------------------------------------------------------------------------------------------------

If Billed in Corporate Billing System or the The Billing Solution System, the port charge will be assessed in lieu of ACF/COC.

SPA: Sprint Provided Access, Sprint orders the access from the LEC or Alternate Access Vendor (AAV) and Sprint is billed for that access. Sprint then recoups these access charges from the customer. The components of Sprint Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC), Access Coordination Fee (ACF), and Local Loop (L.L.) When Sprint provides the access, it is responsible for all line maintenance, including the local loop.

SCVBA: Sprint Coordinated Vendor Billed Access, Sprint orders the access from the LEC/AAV and specifies that the bill be sent directly to the customer. Thus the customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Sprint Coordinated Vendor Billed Access, both monthly recurring and nonrecurring, are: Central Office Connection (COC), Access Coordination Fee (ACF), and Entrance Facility Charges (EFC). When Sprint provides SCVBA access, it is responsible for any line maintenance, including the local loop.

CPA-SWC: Customer Provided Access to the Serving Wire Center, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint Serving Wire Center. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The components of Customer Provided Access, both monthly recurring and nonrecurring are: Central Office Connection
(COC) and Entrance Facility Charges (EFC). When the customer orders access facilities it is the customer's responsibility for any access line maintenance, specifically from the customer's premises to Sprint's Serving Wire Center.

CPA-POP (where available): Customer Provided Access to the Sprint POP, the customer orders access from the LEC/AAV and requests to have it terminated at the Sprint POP. The customer is responsible for and pays all LEC/AAV monthly recurring and installation charges. The component of Customer Provided Access, both monthly recurring and nonrecurring, is Central Office Connection (COC). When the customer orders access facilities, it is the customer's responsibility for any access line maintenance.

                             Proprietary Information
                                HIGHLY RESTRICTED

                                 ATTACHMENT IP-5
                         PROMOTIONAL T -3 ACCESS CHARGES

PRICING APPLICABLE ONLY FOR [*****] YEAR CIRCUIT TERM OR [*****]. If Customer disconnects any circuit receiving this promotional access pricing prior to the conclusion of the required [*****] year circuit term, Customer must repay to Sprint [*****]. T-3s installed for voice service, Private Line services and SOS are [*****] for this promotional access pricing.

The following matrix illustrates the charges connected with four access choices associated with dedicated T-3 access.

It is possible to have different access choices on each individual circuit.

                Monthly Recurring Charges                                    Non-Recurring Charges
-----------------------------------------------------------      ---------------------------------------------
Access          COC         ACF           EFC          L.L.      Maintenance    Conversion    Install Charges
------        -------     -------        ------        ----      -----------    ----------   -----------------
SPA           $[*****]    $[*****]       $[*****]      ICB          $[*****]       $[*****]    COC    $[*****]
                                                                                               ACF    $[*****]
                                                                                               L.L.   $[*****]
--------------------------------------------------------------------------------------------------------------
SCVBA         $[*****]    $[*****]         ICB         ICB          $[*****]       $[*****]    COC    $[*****]
                                                                                               ACF    $[*****]
                                                                                               EFC    $[*****]
                                                                                               L.L.   $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-SWC       $[*****]    $[*****]         ICB         N/A            N/A          $[*****]           $[*****]
--------------------------------------------------------------------------------------------------------------
CPA-POP       $[*****]    $[*****]       $[*****]      N/A            N/A          $[*****]           $[*****]
--------------------------------------------------------------------------------------------------------------

                             Proprietary Information
                                HIGHLY RESTRICTED